                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BKF CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)  Total fee paid:

          ----------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:

          ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)  Filing Party:

          ----------------------------------------------------------------------

     4)  Date Filed:

          ----------------------------------------------------------------------

                            BKF CAPITAL GROUP, INC.
                             ONE ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 332-8400

                                                                  April 15, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of BKF Capital Group, Inc. (the "Company") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York on Thursday, May 13, 2004, at 8:30 a.m., local time.

     At the meeting you will be asked to consider and vote on the election of three (3) directors, the ratification of Grant Thornton LLP as the Company's independent auditors and a stockholder proposal relating to the Company's stockholder rights plan.

     The board of directors has unanimously approved the election of the three directors and the ratification of Grant Thornton LLP as the Company's independent auditors and recommends that you vote FOR each of them. The board of directors unanimously recommends that you vote AGAINST the stockholder proposal.

     A copy of the Company's Annual Report for the fiscal year ended December 31, 2003 is also enclosed.

     The formal notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy card promptly so that your shares will be represented. The proxy card is revocable and will not affect your right to vote in person if you attend the meeting.

                                          Very truly yours,

                                          /s/ JOHN A. LEVIN
                                          John A. Levin
                                          Chairman,
                                          Chief Executive Officer and President

                                                 BKF CAPITAL GROUP, INC.

                                               NOTICE OF ANNUAL MEETING OF
                                                       STOCKHOLDERS
                                                TO BE HELD ON MAY 13, 2004

                                          To Our Stockholders:

     The annual meeting of stockholders (the "Annual Meeting") of BKF Capital Group, Inc., a Delaware corporation (the "Company"), will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, on Thursday, May 13, 2004, at 8:30 a.m., local time, for the following purposes:

          1. to elect three (3) directors to hold office as specified in the accompanying Proxy Statement;

          2. to ratify the appointment of Grant Thornton LLP as independent auditors for the Company;

          3. to consider a stockholder proposal relating to the Company's stockholder rights plan; and

          4. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on April 2, 2004, the record date, are entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ NORRIS NISSIM
                                          Secretary

New York, NY
April 15, 2004

     YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                PROXY STATEMENT

     The board of directors of the Company (the "Board of Directors") is soliciting proxies from stockholders for use at the Annual Meeting that will be held on May 13, 2004 and at any adjournment or adjournments of that meeting. The Company began mailing these proxy materials to stockholders on or about April 15, 2004.

     THIS PROXY STATEMENT DESCRIBES EACH OF THE MATTERS ON WHICH THE BOARD OF DIRECTORS IS ASKING STOCKHOLDERS TO VOTE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN ITEMS 1 AND 2 AND AGAINST THE PROPOSAL DESCRIBED IN ITEM 3.

ITEM 1.  ELECTION OF DIRECTORS

     The Board of Directors is asking you to elect three (3) directors at the meeting. The Board of Directors has nominated the following persons to serve as directors for terms expiring at the annual meeting of stockholders in 2007:
Messrs. Anson M. Beard, Jr., Peter J. Solomon and Dean J. Takahashi. Each is currently a director of the Company.

     If any nominee should be unable to serve, the persons named as proxies shall vote for such other person as shall be determined by such persons in accordance with their judgment.

     Information concerning the nominees and the directors who are continuing in office appears below.

                        DIRECTORS NOMINATED FOR ELECTION

                                                        EXPIRATION   EXPIRATION
NAME, AGE, AND PRINCIPAL OCCUPATION  DIRECTOR           OF CURRENT   OF TERM IF
DURING THE LAST FIVE YEARS            SINCE     CLASS      TERM       ELECTED     OTHER BUSINESS AFFILIATION(S)
-----------------------------------  --------   -----   ----------   ----------   ------------------------------
Anson M. Beard, Jr. -- age 68          2000      II        2004         2007
  Retired, former investment banker
Peter J. Solomon -- age 65             2000      II        2004         2007      Director of Monro Muffler Inc.
  Chairman of Peter J. Solomon                                                    (automotive repair services),
  Company, L.P. and Peter J.                                                      Office Depot, Inc. (supplier
  Solomon Securities Co., Ltd.                                                    of office products) and
  (investment banking) since 1989                                                 Phillips-Van Heusen
                                                                                  Corporation (apparel and
                                                                                  footwear marketer/
                                                                                  manufacturer)
Dean J. Takahashi -- age 46            1997      II        2004         2007
  Senior Director of Investments,
  Yale University, since 1996

REQUIRED VOTE

     Stockholders are entitled to one vote per share in the election of directors (called straight voting), with no right of cumulation. The affirmative vote of a plurality of the shares cast at the meeting is required to elect directors, assuming a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE THREE (3) NOMINEES NAMED ABOVE.

                         DIRECTORS CONTINUING IN OFFICE

                                                               EXPIRATION
NAME, AGE, AND PRINCIPAL OCCUPATION DURING  DIRECTOR           OF CURRENT
THE LAST FIVE YEARS                          SINCE     CLASS      TERM           OTHER BUSINESS AFFILIATION(S)
------------------------------------------  --------   -----   ----------   ---------------------------------------
Barton M. Biggs -- age 71                     2003        I       2006
  Managing Partner, Traxis Partners since
  June 2003; prior thereto, Managing
  Director, Morgan Stanley since 1973;
  Chairman, Morgan Stanley Asset
  Management since 1975; Chairman, Morgan
  Stanley Institutional Funds (1996-2003)
J. Barton Goodwin -- age 57                   1987      III       2005
  Managing Director of BCI Partners, Inc.
  (private capital investment group);
  General Partner of Bridge Associates II
  and Teaneck Associates and member of
  Glenpointe Associates, LLC, Glenpointe
  V, LLC and BCI Investors, LLC since 1986
David D. Grumhaus -- age 68                   1988        I       2006      Director of Niche Software Systems,
  Travel 100 Group (travel company) and                                     Inc. (computer software company)
  Casey Travel Corporation (travel agency)
  since 1991
John A. Levin -- age 65                       1996      III       2005
  Chairman since February 2000; Chief
  Executive Officer and President of the
  Company and Chairman and Chief Executive
  Officer of Levin Management Co., Inc.
  and John A. Levin & Co., Inc. since June
  1996; prior thereto, President and
  Securities Analyst/ Portfolio Manager of
  the predecessor to John A. Levin & Co.,
  Inc.
Burton G. Malkiel -- age 71                   1982      III       2005      Director of Vanguard Group of
  Professor of Economics, Princeton                                         Investment Funds (106 funds), The
  University since 1964                                                     Jeffrey Company (investment company)
                                                                            and CareGain (healthcare asset
                                                                            management company)

                                                               EXPIRATION
NAME, AGE, AND PRINCIPAL OCCUPATION DURING  DIRECTOR           OF CURRENT
THE LAST FIVE YEARS                          SINCE     CLASS      TERM           OTHER BUSINESS AFFILIATION(S)
------------------------------------------  --------   -----   ----------   ---------------------------------------
James S. Tisch -- age 51 President since      2000        I       2006      Director of CNA Financial Corp.
  October 1994 and Chief Executive Officer                                  (holding company whose subsidiaries
  since January 1999 of Loews Corporation                                   consist of insurance companies) and
  (holding company whose subsidiaries are                                   Vail Resorts, Inc. (resort operator)
  engaged in the following lines of
  business: insurance; production and sale
  of cigarettes; operation of hotels;
  natural gas transmission; operation of
  offshore oil and gas drilling rigs; and
  distribution and sale of watches and
  clocks) and Chief Executive Officer of
  Diamond Offshore Drilling, Inc.
  (offshore oil and gas company) since
  March 1998; prior thereto, Chief
  Operating Officer of Loews Corporation

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

     During 2003, the Board of Directors conducted four meetings, including scheduled and special meetings. Each board member, other than Mr. Biggs, attended at least 75% of the meetings of the Board of Directors and committees on which he served during 2003. Mr. Biggs attended two of the three board meetings held during the time he was a member of the Board of Directors.

     The Company has standing audit, compensation and nominating committees, whose current functions and members are described below. It is anticipated that at its first meeting following the Annual Meeting, the Board of Directors will designate the directors who currently serve on these committees to serve on each of these committees until the next annual meeting of stockholders, except that it is anticipated that Peter J. Solomon will be replaced by an independent director as a member of the nominating and governance committee (the "Nominating and Governance Committee").

  AUDIT COMMITTEE

     The primary purpose of the audit committee (the "Audit Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, the Company's compliance with legal and regulatory requirements, and the selection of independent auditors. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee had six meetings during 2003.

     The Audit Committee is composed of David D. Grumhaus, J. Barton Goodwin and Burton G. Malkiel. Each member is independent and financially literate, as defined by The New York Stock Exchange's listing standards that will apply to the Company after the Annual Meeting, and at least one member has accounting or financial management expertise, as required by these listing standards. The Board of Directors has determined that while no current member of the Audit Committee possesses all of the attributes of an "audit committee financial expert" (as defined by the Securities and Exchange Commission), the committee members have the appropriate experience and ability to perform their duties as Audit Committee members.

     The charter of the Audit Committee was revised in 2004 and is attached as Appendix A to this proxy statement.

  COMPENSATION COMMITTEE

     The compensation committee (the "Compensation Committee") is composed of Anson M. Beard, Jr., David D. Grumhaus and Burton G. Malkiel. Each of the Compensation Committee members is independent, as defined by The New York Stock Exchange's listing standards that will apply to the Company after the Annual Meeting. The Compensation Committee makes recommendations regarding compensation policies and has direct responsibility for the compensation of the Company's executive officers. The Compensation Committee also administers the Company's 1998 Incentive Compensation Plan. The Compensation Committee had two meetings during 2003.

  NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee is composed of J. Barton Goodwin, Peter J. Solomon and James S. Tisch. Except for Mr. Solomon, each of the Nominating and Governance Committee members is independent, as defined by The New York Stock Exchange's listing standards that will apply to the Company after the Annual Meeting. The Nominating and Governance Committee makes recommendations to the Board of Directors regarding the selection of candidates to be nominated for election to the Board of Directors, monitors and reviews corporate governance issues, and oversees the evaluation of the Board of Directors and management. The Nominating and Governance Committee had one meeting during 2003.

     The Board of Directors has not adopted any formal policies or procedures with regard to the consideration of any director candidates recommended by stockholders. Stockholders should send their recommendations to the Secretary of the Company at One Rockefeller Plaza, New York, NY 10020. In general, the Board of Directors would require the consent of any proposed director candidate to be considered and to be nominated, and such person's undertaking to serve if elected, as well as the type of information that must be disclosed by and about directors, nominees, and executive officers of the Company under the federal securities laws and as may now or hereafter be required by the Company's charter and bylaws as to stockholder nominees. Further, the Nominating and Governance Committee could seek information about a candidate's specific attributes, including a candidate's business experience, experience as a director, community involvement and public credibility. The Board of Directors believes that these informal standards are sufficient to serve the Company's needs. The New York Stock Exchange's listing standards that will apply to the Company after the Annual Meeting require all members of the Nominating and Governance Committee to be independent. In order to meet these standards, it is anticipated that Peter
J. Solomon will be replaced by an independent director as a member of the committee effective May 13, 2004.

  NON-EMPLOYEE DIRECTOR MEETINGS

     In 2004, pursuant to the Company's Corporate Governance Guidelines, the Board of Directors will hold regularly scheduled meetings of non-employee directors. Such meetings will be presided over by the chairman of the Audit, Compensation or Nominating and Governance Committee, as determined by the non-employee directors based on the anticipated agenda for the meetings.

  DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Company encourages directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Prior to the Annual Meeting, the Audit Committee did not reappoint Ernst & Young LLP and expects to engage Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2004. Grant Thornton LLP has no direct or indirect financial interest in the Company except as independent auditors. The selection of Grant Thornton LLP followed the review and consideration of a number of audit firms (including Ernst & Young LLP, which has served as the Company's independent auditors since
1987). Ernst & Young LLP's reports on the financial statements of the Company for the past two fiscal years have not contained an adverse opinion nor a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there have been no disagreements over the past two fiscal years with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreement in its audit report. The Company is asking stockholders to ratify the selection of Grant Thornton LLP as independent auditors of the Company. A representative of each of Ernst & Young LLP and Grant Thornton LLP is expected to attend the meeting and will be available to respond to questions raised at the Annual Meeting. The representative from each of Ernst & Young LLP and Grant Thornton LLP also will have the opportunity to make a statement if he or she desires to do so.

AUDIT FEES

     Ernst & Young LLP received $458,250 for the year ended December 31, 2003 and $203,500 for the year ended December 31, 2002 for professional services rendered in connection with the audit of the Company's annual financial statements, reviews of the financial statements included in quarterly reports on Form 10-Q filed by the Company, and audits of consolidated subsidiaries.

AUDIT RELATED FEES

     No audit-related services were rendered with respect to the fiscal years ended December 31, 2003 and December 31, 2002.

TAX SERVICES

     Ernst & Young LLP received from the Company a total of $15,000 for the year ended December 31, 2003 and $23,500 for the year ended December 31, 2002 in connection with its review of Company tax returns. The Audit Committee of the Board of Directors believes these additional services were compatible with maintaining the independence of Ernst & Young LLP.

ALL OTHER FEES

     In 2003, Ernst & Young LLP received $19,000 for tax services rendered in connection with a mutual fund for which the Company acts as an adviser. Ernst & Young LLP did not render any other professional services or receive any other fees in connection with work performed for the Company in 2002.

PRE-APPROVAL PROCEDURES

     The Audit Committee has adopted the following guidelines regarding the engagement of the Company's independent auditor to perform services for the Company. Prior to the commencement of the audit services (including audits of the Company's employee benefit plan), the Audit Committee shall approve the terms of the engagement letter that outlines the scope of the audit services proposed to be performed by the independent auditor during the fiscal year. Non-audit services will also require pre-approval from the Audit Committee.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is necessary to ratify the appointment of Grant Thornton LLP as independent auditors of the Company. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of the ratification of the appointment of Grant Thornton LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

ITEM 3.  STOCKHOLDER PROPOSAL

     GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1434, the owner of 411,300 shares of common stock (based on Amendment No. 7 to Schedule 13D filed by GAMCO Investors, Inc. on December 12, 2003), has given notice that it intends to present the following proposal at the Annual Meeting. The proposed resolution and supporting statement, for which the Board of Directors accepts no responsibility, are set forth below.

PROPOSED RESOLUTION

     That the stockholders of BKF Capital Group, Inc. (the "Company") hereby request that the Board of Directors redeem the Common Share Purchase Rights issued pursuant to the Rights Agreement, dated June 8, 2001, unless the holders of a majority of the outstanding shares approve the issuance at a meeting of the stockholders held as soon as practical.

SUPPORTING STATEMENT OF STOCKHOLDER

     On May 29, 2001, the Board of Directors declared a dividend of one Common Share Purchase Right pursuant to a Rights Agreement dated as of June 8, 2001. Generally, the stockholders may exercise their rights under this agreement (the "Rights") only when a person or group acquires, or through an exchange or tender offer attempts to acquire, a beneficial interest in 10% or more of the common stock of a Company. Stockholders -- other than the person or group attempting to acquire 10% -- may then exercise the Rights and receive stock at a fraction of its fair market value. The Agreement permitted certain stockholders, including GAMCO and affiliates, to retain existing stockholdings that exceeded 10%. The Company may redeem the Rights for $.01 per Right. These Rights represent a corporate anti-takeover device, commonly known as a "poison pill." Issuing the Rights allows the Company to increase vastly the cost to a potential bidder of effecting any merger or tender offer unless the Board of Directors favors the bid. Potential bidders cannot take their offer directly to the stockholders even if an overwhelming majority would have accepted the offer. The potential bidder must negotiate with management, and a Board or management may sometimes have interests that conflict with the interests of stockholders. We believe the Board should allow its stockholders to decide for themselves what represents a fair price for their holdings. Also, as we noted in previous years, a holding company for an investment manager subject to the federal securities laws has change of control protections arising under the securities laws.

     The power of stockholders to accept an offer by a potential bidder provides an important check and balance on management and the Board in their stewardship of the stockholders' interests. Should this proposal prevail, the Board, in an effort to improve stockholder value, should itself redeem the Rights or put the decision whether to continue using a poison pill to a vote of the stockholders at a special meeting to be held as soon as practical.

     An identical proposal last year received support from over 90% of the votes cast, yet the Company refused to act. When over 90% of the shares voting and almost 100% of the shares excluding those owned by management disagree, we believe the Board should weigh more carefully exactly whose interests retaining the poison pill protects and why the stockholders so plainly disagree.

     WE URGE STOCKHOLDERS TO VOTE FOR THIS RESOLUTION.

COMPANY'S STATEMENT IN OPPOSITION TO THE PROPOSAL

     The Board of Directors of the Company recommends that you vote AGAINST the stockholder's proposal for the following reasons:

     On May 29, 2001, the Company's Board of Directors adopted a Share Purchase Rights Plan (the "Plan"). The Plan was adopted, and has been maintained by the Board of Directors, for two primary reasons: (1) to maintain a stable employee and client base and (2) to assure that all of BKF Capital Group's stockholders receive fair and equal treatment in any proposed takeover of the Company.

     The decision of the directors regarding the Plan has been driven in part by the recognition that our Company is not an industrial concern with tangible assets, but is a relatively small personal services business. In such a business, perception can matter as much as reality, and the perception by clients or employees that one or two stockholders (who may be competitors of the Company) could acquire great influence over the direction and operation of the business would be highly destabilizing. In our experience, clients and employees properly use a long term horizon in selecting an investment manager or employer, as applicable. The market for both is extremely competitive in the investment management business. Instability or perceived instability, whether created by concentrated stockholdings or stockholder activism, can negatively impact the Company's efforts to attract and retain clients and employees. For this reason, the Board of Directors believes that the rescission of the Plan would hamper the Company's efforts to create stockholder value.

     The Plan was not adopted to prevent a takeover. Rather, the Plan is meant to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover by guarding against abusive tactics such as "creeping acquisitions" through open market purchases and "partial or two-tier tender offers" that fail to treat all stockholders equally. The Plan is intended to give the Board of Directors a greater period of time to evaluate the adequacy of an acquisition proposal and to negotiate the best result for BKF stockholders.

     Many companies have adopted similar rights plans. As of the end of 2003, over 2,050 U.S. companies, including approximately 57.6% of the S & P 500 companies, have issued rights to protect their stockholders against abusive acquisition tactics. Contrary to the contention that rights plans inhibit the realization of stockholder value, research indicates that having a rights plan accomplishes the goal of maximizing stockholder value. A 1997 study published by Georgeson & Company determined that companies with stockholder rights plans received an additional $13 billion in takeover premiums from 1992 to 1996. The Georgeson study also found that (1) premiums paid for target companies with rights plans were on average 8% higher than premiums paid for target companies without rights plans, (2) the presence of a rights plan increased neither the likelihood of withdrawal of a friendly takeover bid nor the defeat of a hostile one, and (3) rights plans did not reduce the likelihood that a company would become a takeover target.

     As we noted in past years, federal law governing investment advisers does not necessarily discourage abusive takeover tactics or encourage negotiations with the Board of Directors. Such laws explicitly offer protection to clients, not stockholders. These laws give clients the right to terminate their relationship with the Company in the event of a change in control. The Board of Directors does not believe this limited termination right serves as an adequate substitute for the stockholder protections provided by the Plan.

     In summary, we believe that the proposal seeks to take away from the Board of Directors a valuable mechanism for promoting stability for employees and clients, protecting the stockholders against abusive takeover tactics, and maximizing stockholder value. The same proponent has made a similar proposal at the last two annual meetings, and each time the Board of Directors has carefully reviewed the issues raised in the proposal in the exercise of its powers as the board of the Company. For the reasons described above, the Board of Directors continues to believe that the Plan is in the best interests of the Company and its stockholders. The overriding objectives of the Board of Directors remain the preservation and maximization of the Company's value for all stockholders. The Board of Directors believes that the Plan supports those objectives.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is necessary for the approval of this proposal. Approval would not, however, require that the requested action be taken, since the proposal is precatory.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any proposals to be presented to the Annual Meeting by others. If any other matter comes before the Annual Meeting, however, the persons named in the proxy solicited by the Board of Directors will vote thereon in accordance with their judgment.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at One Rockefeller Plaza, New York, NY 10020. The envelope should indicate that a stockholder communication to a director or the Board of Directors is enclosed. The Secretary shall forward the correspondence to the director or directors to whom it is addressed.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth the beneficial ownership as of March 31, 2004 of
(1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company whose name appears on the summary compensation table below (the "Named Executive Officers") and (4) all directors and executive officers of the Company as a group. Each person had sole or shared voting or dispositive powers with respect to such shares.

                                                              NUMBER OF    PERCENT OF
NAME OF BENEFICIAL OWNER                                        SHARES       CLASS
------------------------                                      ----------   ----------
Mario J. Gabelli............................................  664,400(1)      9.6%
  One Corporate Center
  Rye, NY 10580
John A. Levin...............................................  631,981(2)      9.1%
  c/o BKF Capital Group, Inc.
  One Rockefeller Plaza
  New York, NY 10020
Abrams Capital LLC..........................................  488,800(3)      7.1%
  David C. Abrams
  222 Berkeley Street, 22nd Floor
  Boston, MA 02116
Newberg Family Trust........................................  412,850(4)      6.0%
  1601 Wilshire Boulevard
  Los Angeles, CA 90025
Anson M. Beard, Jr. ........................................        0(5)      *
Barton M. Biggs.............................................        0(5)      *
J. Barton Goodwin...........................................   56,076(5)(6)    *
David Grumhaus..............................................   11,991(5)(7)    *
Burton G. Malkiel...........................................        0(5)      *
Peter J. Solomon............................................    1,000(5)      *
Dean J. Takahashi...........................................      182(5)      *
James S. Tisch..............................................    2,000(5)      *
Gregory T. Rogers...........................................   65,049(8)      *
Glenn A. Aigen..............................................   20,939(9)      *
Norris Nissim...............................................    3,297         *
Directors and executive officers as a group (12 persons)....  792,515        11.3%

---------------

 *  Less than 1%

(1) The information set forth is based solely on Amendment No. 7 to Schedule 13D filed with the Securities and Exchange Commission (the "SEC") on December 12, 2003 and includes 200,300 shares held by Gabelli Funds, LLC, 411,300 shares held by GAMCO Investors Inc., 3,900 shares held by Gabelli

    Foundation, Inc., 16,000 shares held by Gabelli & Company, Inc. Profit Sharing Plan, 15,900 shares held by Gabelli Advisors, Inc. and 17,000 shares held by MJG Associates, Inc.

(2) Includes 31,720 shares of common stock held by family members or family related entities, 20,321 shares of restricted stock which vest on March 10, 2007, and 34,570 shares relating to options which have vested or will vest within 60 days of March 31, 2004.

(3) The information set forth with respect to David C. Abrams is based solely on
    Schedule 13G filed with the SEC on January 17, 2003.

(4) The information set forth with respect to Newberg Family Trust is based solely on Amendment No. 3 to Schedule 13G filed with the SEC on January 28, 2004.

(5) The number of shares does not include any shares underlying the restricted stock units granted to Messrs. Beard, Biggs, Goodwin, Grumhaus, Malkiel, Solomon, Takahashi and Tisch. Each of these directors, with the exception of Mr. Biggs has received 3,500 restricted stock units (Mr. Biggs has received 1,125), but the shares underlying these restricted stock units are not deliverable, either by the terms of the awards regarding vesting and delivery or because of a deferral election by the directors, within 60 days of March 31, 2004. See "Compensation -- Directors' Compensation" for a description of these grants.

     The number of shares listed also does not include any shares underlying 262,642 restricted stock units granted to Mr. Levin. The shares underlying these restricted stock units are not deliverable, either by the terms of the awards regarding vesting and delivery or because of a deferral election by Mr. Levin, within 60 days of March 31, 2004. See "Compensation -- Executive Officer Compensation" for a description of these grants.

(6) Includes 56,076 shares of common stock owned by immediate family members or family trusts.

(7) Includes 10,759 shares of common stock held by family members or family related entities.

(8) Includes 65,049 shares of common stock relating to options which have vested or will vest within 60 days of March 31, 2004.

(9) Includes 19,555 shares of common stock relating to options which have vested or will vest within 60 days of March 31, 2004 and 1,384 shares of restricted stock which vest on March 10, 2007.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each director and executive officer of the Company and each beneficial owner of 10% or more of the Company's common stock is required to report his or her transactions in shares of Company common stock to the SEC within a specified period following a transaction. Based on our review of filings with the SEC and written representations furnished to us during 2003, the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are:

NAME, AGE, AND PRINCIPAL OCCUPATION
DURING LAST FIVE YEARS                                    OFFICE(1)           YEAR FIRST ELECTED
-----------------------------------               -------------------------   ------------------
John A. Levin -- age 65                           Chairman, Chief Executive   2000 (as Chairman)
  Chairman since February 2000, Chief Executive   Officer and President        1996 (as CEO and
  Officer and President of the Company and                                        President)
  Chairman and Chief Executive Officer of Levin
  Management Co., Inc. and John A. Levin & Co.,
  Inc. since June 1996; prior thereto, President
  and Securities Analyst/ Portfolio Manager of
  the predecessor to John A. Levin & Co., Inc.
Gregory T. Rogers -- age 38                       Executive Vice President           2000
  Executive Vice President and Chief Operating    and Chief Operating
  Officer of the Company, Levin Management Co.,   Officer
  Inc. and John A. Levin & Co., Inc. since
  February 2000; prior thereto, Managing
  Director of BARRA Strategic Consulting since
  1994
Glenn A. Aigen -- age 41                          Senior Vice President,             2000
  Senior Vice President, Chief Financial Officer  Chief Financial Officer
  and Treasurer of the Company, Levin Management  and Treasurer
  Co., Inc. and John A. Levin & Co., Inc. since
  February 2000; Vice President, Chief Financial
  Officer and Director of Operations of Levin
  Management Co., Inc. and John A. Levin & Co.,
  Inc. from June 1996 to February 2000; prior
  thereto, Director of Operations of the
  predecessor to John A. Levin & Co., Inc. since
  1993
Norris Nissim -- age 37                           Vice President, General            2000
  Vice President, General Counsel and Secretary   Counsel and Secretary
  of the Company and Vice President and General
  Counsel of Levin Management Co., Inc. and John
  A. Levin & Co., Inc. since February 2000;
  Director of Legal Affairs of Levin Management
  Co., Inc. and John A. Levin & Co., Inc. from
  August 1996 to February 2000

---------------

(1) Each executive officer of the Company generally holds office until the first meeting of the Board of Directors after the Annual Meeting of stockholders and until his or her successor is elected and qualified.

                                  COMPENSATION

DIRECTORS' COMPENSATION

     Company employees who serve as directors of the Company receive no compensation for such services. Non-employee directors currently receive approximately $30,000 per year in the form of stock awards (as valued at the date of grant) which vest over the course of the year. In 2003, an annual grant of 1,500 restricted stock units was made. In addition to the stock awards, non-employee directors receive $500 for each meeting of a committee of the board that they attend in person or by telephone and $5,000 per year for serving as the chairman of any committee of the Board. The Company also reimburses directors for their out-of-pocket expenses incurred in connection with such meetings.

EXECUTIVE OFFICER COMPENSATION

     The following table sets forth compensation for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 received by the Company's Chief Executive Officer, and the Company's three other executive officers serving at the end of fiscal year 2003. These four officers are referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                                   AWARDS
                                        ANNUAL COMPENSATION             ----------------------------
                              ---------------------------------------    RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                     OTHER ANNUAL        STOCK        UNDERLYING        ALL OTHER
POSITION               YEAR   SALARY($)   BONUS($)    COMPENSATION(1)     AWARD($)     OPTIONS(2)(#)   COMPENSATION($)
------------------     ----   ---------   ---------   ---------------   ------------   -------------   ---------------
John A. Levin........  2003    894,293      501,269         --            514,934(3)          --           7,000(9)
  Chairman, Chief      2002    886,819    2,218,737         --          2,644,204(4)          --          12,000(9)
  Executive Officer    2001    864,472    3,987,621         --                 --         45,000          10,500(9)
  and President
Gregory T. Rogers....  2003    421,038      598,766         --                 --             --           6,000(9)
  Executive Vice       2002    417,519      910,094         --            679,719(5)          --          11,000(9)
  President and        2001    406,991    1,303,900         --                 --         20,000          10,500(9)
  Chief Operating
  Officer
Glenn A. Aigen.......  2003    242,097      673,347         --             35,071(6)          --           6,000(9)
  Senior Vice          2002    240,074      942,210         --            426,899(7)          --          11,000(9)
  President And Chief  2001    234,025    1,259,580         --                 --         15,000          10,500(9)
  Financial Officer
Norris Nissim........  2003    232,232      167,768         --                 --             --              --
  Vice President       2002    230,290      169,000         --             79,575(8)          --          11,000(9)
  And General Counsel  2001    224,489      214,500         --                 --          7,300          10,500(9)

---------------

(1) With respect to each of the Named Executive Officers, perquisites and other benefits did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus.

(2) All option grants were made under the Company's 1998 Incentive Compensation Plan. These options were tendered for Restricted Stock Units ("RSU") in 2003.

(3) Represents grant value of 20,321 shares of restricted stock granted on March 10, 2004 with respect to 2003 bonus compensation. The shares of restricted stock vest on March 9, 2007.

(4) Represents grant date value of 161,725 RSUs granted on March 12, 2003 with respect to 2002 bonus compensation. With respect to 71,320 of these RSUs, one third vested on December 31, 2003 and one third will vest on each of December 31, 2004 and December 31, 2005, but the delivery of the shares of common stock underlying the RSUs will not occur until December 31, 2005, and delivery can be deferred by the Named Executive Officer. With respect to the other 90,405 RSUs, such RSUs will vest on December 3, 2005, but the delivery of shares of common stock underlying the RSUs may be deferred by the Named Executive Officer.

     As of December 31, 2003, Mr. Levin held an additional 85,917 RSUs with an aggregate value of $2,120,432.

(5) Represents grant date value of 41,573 RSUs granted on March 12, 2003 with respect to 2002 bonus compensation. With respect to 13,240 of these RSUs, one third vested on December 31, 2003 and one third will vest on each of December 31, 2004 and December 31, 2005, but the delivery of the shares of common stock underlying the RSUs will not occur until December 31, 2005, and delivery can be deferred by the Named Executive Officer. With respect to the other 28,333 RSUs, such RSUs will vest on December 3, 2005, but the delivery of shares of common stock underlying the RSUs may be deferred by the Named Executive Officer.

     In addition, as of December 31, 2003, Mr. Rogers held 65,048 RSUs with an aggregate value of $1,605,385.

(6) Represents the grant value of 1,384 shares of restricted stock granted on March 10, 2004 with respect to 2003 bonus compensation. The shares of restricted stock vest on March 9, 2007.

(7) Represents grant date value of 26,110 RSUs granted on March 12, 2003 with respect to 2002 bonus compensation. With respect to 6,110 of these RSUs, one third vested on December 31, 2003 and one third will vest on each of December 31, 2004 and December 31, 2005, but the delivery of the shares of common stock underlying the RSUs will not occur until December 31, 2005, and delivery can be deferred by the Named Executive Officer. With respect to the other 20,000 RSUs, such RSUs will vest on December 3, 2005, but the delivery of shares of common stock underlying the RSUs may be deferred by the Named Executive Officer.

     As of December 31, 2003, Mr. Aigen held an additional 66,430 RSUs with an aggregate value of $1,639,492.

(8) Represents grant date value of 4,867 RSUs granted on March 12, 2003 with respect to 2002 bonus compensation. The RSUs will vest on December 3, 2005, but the delivery of shares of common stock underlying the RSUs may be deferred by the Named Executive Officer.

     As of December 31, 2003, Mr. Nissim held an additional 5,000 RSUs with an aggregate value of $123,400.

(9) Represents amounts contributed by the Company to the Company's 401(k) plan.

OPTION GRANTS IN 2003

     The Company did not grant any options in 2003 to any Named Executive Officers.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the exercise of options to purchase the Company's common stock during 2003 by the Named Executive Officers and the value of unexercised in-the-money options to purchase shares of the Company's common stock granted to the Named Executive Officers outstanding as of December 31, 2003.

                                                     NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                         SHARES                        OPTIONS AT FISCAL            FISCAL YEAR-END
                        ACQUIRED        VALUE          YEAR-END 2003(#)               2003($)(1)
NAME                   ON EXERCISE   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                   -----------   -----------   -------------------------   -------------------------
John A. Levin........       0             0                34,570/0                    402,697/0
Gregory T. Rogers....       0             0                65,049/0                    757,740/0
Glenn A. Aigen.......       0             0                19,555/0                    181,546/0
Norris Nissim........       0             0                     0/0                          0/0

---------------

(1) On December 31, 2003, the closing price of the Company's common stock on the New York Stock Exchange was $24.68 per share.

TEN-YEAR OPTION/SAR REPRICINGS

     On December 11, 2002, the Company issued a tender offer to exchange 333,308 outstanding options for restricted stock units on a 3 for 1 exchange basis. The participation of the Named Executive Officers in this tender offer is reflected in the following table:

          (A)               (B)          (C)            (D)                           (F)              (G)
                                      NUMBER OF     MARKET PRICE        (E)
                                     SECURITIES     OF STOCK AT    EXERCISE PRICE
                                     UNDERLYING       TIME OF        AT TIME OF       NEW       LENGTH OF ORIGINAL
                                    OPTIONS/SAR'S   REPRICING OR    REPRICING OR    EXERCISE       OPTION TERM
                                    REPRICED AND     AMENDMENT       AMENDMENT       PRICE     REMAINING AT DATE OF
NAME                       DATE        AMENDED          ($)             ($)           ($)      REPRICING AMENDMENT
----                     ---------  -------------   ------------   --------------   --------   --------------------
John A. Levin..........  1/10/2003     45,000          17.99           28.27           (1)       8 years 11 months
  Chairman, Chief
  Executive Officer and
  President
Gregory T. Rogers......  1/10/2003     20,000          17.99           28.27           (2)       8 years 11 months
  Executive Vice
  President and Chief
  Operating Officer
Glenn A. Aigen.........  1/10/2003     15,000          17.99           28.27           (3)       8 years 11 months
  Senior Vice President
  and Chief Financial
  Officer
Norris Nissim..........  1/10/2003      7,300          17.99           28.27           (4)       8 years 11 months
  Vice President and
  General Counsel

---------------

(1) In exchange for 45,000 options tendered, 15,000 restricted stock units were granted on January 10, 2003, with 7,500 vesting on December 31, 2003 and 7,500 vesting on December 31, 2004. All shares underlying the restricted stock units are deliverable on December 31, 2004. On the grant date, the price of the Company's common stock was $17.99.

(2) In exchange for 20,000 options tendered, 6,667 restricted stock units were granted on January 10, 2003, with 3,333 vesting on December 31, 2003 and 3,334 vesting on December 31, 2004. All shares underlying the restricted stock units are deliverable on December 31, 2004. On the grant date, the price of the Company's common stock was $17.99.

(3) In exchange for 15,000 options tendered, 5,000 restricted stock units were granted on January 10, 2003, with 2,500 vesting on December 31, 2003 and 2,500 vesting on December 31, 2004. All shares underlying the restricted stock units are deliverable on December 31, 2004. On the grant date, the price of the Company's common stock was $17.99.

(4) In exchange for 7,300 options tendered, 2,433 restricted stock units were granted on January 10, 2003, with 1,216 vesting on December 31, 2003 and 1,217 vesting on December 31, 2004. All shares underlying the restricted stock units are deliverable on December 31, 2004. On the grant date, the price of the Company's common stock was $17.99.

EMPLOYMENT CONTRACTS

     None of the Named Executive Officers is subject to an employment contract.

TARGET BENEFIT PENSION PLANS

     The Company maintained a target benefit pension plan. Prior to January 1, 2000, contributions were made by the Company on behalf of all employees who had reached the age of 20.5 and had completed nine months of service to the Company. The amount of the contribution made by the Company was based on the employee's age and compensation, and the amount of the retirement benefit depended on the amount contributed on behalf of the employee and the performance of those assets. In December 2002, the Company received the letter of determination from the Internal Revenue Service to liquidate the plan. The assets of the plan were distributed in February 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Anson M. Beard, Jr., David D. Grumhaus and Burton G. Malkiel served as members of the Compensation Committee during 2003. None of these persons was ever an officer or employee of the Company. During 2003, none of the Company's executive officers served on the Board of Directors or the Compensation Committee of any entity which had an executive officer who served on the Company's Board of Directors or Compensation Committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors makes decisions on compensation of the Company's executives. Each member of the Compensation Committee is a non-employee director. The Compensation Committee establishes the compensation of John A. Levin, Chief Executive Officer, based on its evaluation of Mr. Levin's performance. It establishes the compensation of the other officers of the Company in consultation with Mr. Levin. The full Board of Directors reviews all decisions by the Compensation Committee relating to the compensation of all the Company's officers.

     The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of stockholders. To implement that philosophy, the Company offers each of its executives a combination of base salary and annual cash bonuses. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

     The Compensation Committee administers the Company's 1998 Incentive Compensation Plan, as amended, pursuant to which the Company may pay its employees, based on performance, in cash or in Company stock (including stock options and restricted stock units).

BASE SALARY

     Base salaries reflect individual positions, responsibilities, experience, and potential contribution to the success of the Company. Actual salaries vary according to the Compensation Committee's subjective assessment of a number of factors in its review of base salaries of Company executives. The Company conducts annual reviews to ensure that base salaries are competitive, that they reflect the specific responsibilities of individual executives and that they appropriately reward individual executives for their contributions to the Company's performance.

BONUSES

     At the Compensation Committee's sole discretion, the Company may pay each executive officer a cash bonus based on the Compensation Committee's assessment of the executive officer's individual performance and the performance of the Company or business unit. In its evaluation of the performance of the officer and the determination of incentive bonuses, the Compensation Committee does not assign quantitative relative weights to different factors or follow mathematical formulas. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant at the time.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In 2003, Mr. Levin received a base salary of $894,293. His annual bonus was determined by the Compensation Committee of the Board of Directors in accordance with the guidelines established by it for the executive officers of the firm. These guidelines took into consideration the overall profitability of the firm, and in the case of Mr. Levin, the profitability of pooled investment vehicles which earned performance-based fees and with respect to which he acted as the portfolio manager.

LIMITS ON DEDUCTIBILITY OF COMPENSATION

     For corporate income tax purposes, the Company may not deduct executive compensation in excess of $1 million, unless it is performance-based compensation and is paid pursuant to a plan meeting certain requirements of the Code. The Committee currently anticipates that, to the extent practicable and in the Company's best interest, the Company will pay executive compensation in a manner that satisfies the requirements of the Code to permit the Company to deduct the compensation.

COMPENSATION COMMITTEE MEMBERS
Anson M. Beard, Jr. (Chairman)
David D. Grumhaus
Burton G. Malkiel

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted a charter for the Audit Committee. Pursuant to this charter, the Audit Committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope, and review the results, of each audit.

     In March 2004, the Audit Committee met with members of the Ernst & Young LLP engagement team to review the results of the 2003 audit. The Audit Committee also discussed the audited financial statements and the results of the audit with the Company's management.

     The Audit Committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, with Ernst & Young LLP. Further, the Committee has received the written statements required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The Audit Committee has received this written disclosure and has discussed with Ernst & Young LLP its independence and considered the compatibility of non-audit services with the auditor's independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

AUDIT COMMITTEE MEMBERS
David D. Grumhaus (Chairman)
Burton G. Malkiel
J. Barton Goodwin

                     EQUITY PARTICIPATION PLAN INFORMATION

     The following table gives information about the Company's 1998 Incentive Compensation Plan as of December 31, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                               (C)
                                                  (A)                   (B)            NUMBER OF SECURITIES
                                          NUMBER OF SECURITIES   WEIGHTED AVERAGE      AVAILABLE FOR FUTURE
                                           TO BE ISSUED UPON     EXERCISE PRICE OF    ISSUANCE UNDER EQUITY
                                              EXERCISE OF           OUTSTANDING         COMPENSATION PLANS
                                          OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    (EXCLUDING SECURITIES
PLAN CATEGORY                             WARRANTS AND RIGHTS       AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                             --------------------   -----------------   ------------------------
Equity compensation plans approved by
  security holders......................        218,279               $13.88                 340,971
Equity compensation plans not approved
  by security holders...................              0                  N/A                       0
                                                -------                                      -------
Total...................................        218,279               $13.88                 340,971
                                                =======                                      =======

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     John A. Levin, the Chairman and Chief Executive Officer of the Company, received tax preparation services from the Company in 2003. Based on the cost to the Company of providing such services, Mr. Levin was billed $29,000 for such services in 2003.

     Henry L. Levin, a son of John Levin, received $260,000 as salary and $4,534,134 as bonus compensation as one of two Senior Portfolio Managers for the event driven investment team. In addition, Henry Levin is a managing member of Purchase Management, LLC, which serves as a general partner of Purchase Associates, L.P. and Purchase Associates II, L.P., and of Debt Management, LLC, which serves as a general partner of Debt Opportunity Partners, L.P. These general partners participate in the performance-based incentive allocations made by the limited partners to the general partners. Levco GP, Inc., a wholly owned subsidiary of the Company, serves as the managing general partner of each of the partnerships. Purchase Management, LLC received incentive allocations totaling $5,692,419, of which $2,846,210 was allocated to Henry Levin, and Debt Opportunity Management received an incentive allocation of $123,136, of which $30,784 was allocated to Henry Levin. Such allocations to Henry Levin are included as compensation in the financial statements of the Company. In 2003, investment vehicles and other accounts managed by the event driven investment team generated $50.9 million in revenues, and the event driven team had approximately $2.4 billion in assets under management as of December 31, 2003.

     Jennifer Levin Carter, a daughter of John Levin, received $149,700 (and reimbursed expenses of $7,377) from the company for consulting services rendered to various alternative investment strategies of the Company.

     In 2003, the Company paid Peter J. Solomon Company, of which Mr. Solomon, a director of the Company, is the Chairman, $100,000 for its services as a financial advisor.

     Barton M. Biggs, a director of the Company, is a Managing Partner of Traxis Partners. In 2003, Traxis Partners paid the Company $136,000 in rent for space in the Company's offices at One Rockefeller Plaza, New York, NY.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The following chart shows the Company's annual total returns from December 31, 1998 through December 31, 2003. On August 19, 1999, the Company's stockholders approved the Plan for Distribution of Assets of the Company, pursuant to which the Company distributed or liquidated substantially all of its assets, with the exception of Levin Management Co., Inc. and its subsidiaries, and changed the nature of the Company's business so that it no longer operated as a registered investment company. Currently, the Company's chief operating business is as an investment adviser. Because the chart that follows contains the Company's returns from 1999 through 2003, the chart includes information about the Company during that period in which the Company was operating as a registered investment company and during the period after the August 19, 1999 stockholder meeting in which the Company distributed or liquidated substantially all of its assets except Levco. The chart sets forth a comparison of the Company's total return with the annual return of (i) the S&P Financial Index; and (ii) the S&P 500 Index. The chart is based on an investment of $100 on December 31, 1998, and assumes that all dividends and capital gain distributions were reinvested. The chart is not an indicator of the future performance of the Company. Thus, it should not be used to predict the future performance of the Company's stock.

                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       12/31/98   12/31/99   12/31/00   12/29/01   12/31/02   12/31/03
--------------------------------------------------------------------------------------
 BKF CAPITAL GROUP,
  INC.                   $100     $134.17    $174.90    $275.05    $169.15    $236.52
 S&P FINANCIAL INDEX      100      102.32     129.23     114.98     101.12     132.52
 S&P 500 INDEX            100      121.04     110.02      96.96      75.54      97.19

                PROXY SOLICITATION; QUORUM; VOTING; ADJOURNMENT

PROXY SOLICITATION

     If you properly sign your proxy and return it on time, your shares will be voted at the Annual Meeting in accordance with the directions you mark on your proxy card. If you properly sign and return your proxy, but do not mark any directions on it, your shares will be voted FOR the election of each of the nominated directors, FOR the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company, and AGAINST the stockholder proposal.

     You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     Stockholders of record at the close of business on April 2, 2004 are entitled to participate in the meeting and to cast one vote for each share held. The Company had 6,898,903 shares of common stock outstanding on the record date (including 56,105 shares of restricted stock). There is no other class of stock outstanding. Stockholders are entitled to one vote per share for each matter eligible to be voted upon.

     Proxies will be solicited by mail. Directors, officers, and a small number of regular employees may solicit proxies, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. In addition, the Company may engage Mellon Investor Services LLC to render proxy solicitation services at a cost estimated at $7,000. The Company will inquire of any stockholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear all costs of solicitation and related actions.

QUORUM

     Mellon Investor Services, LLC, the Company's transfer agent, tabulates the proxies. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the record date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting and shares present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power to vote such shares.

VOTING

     In the election of directors, you may vote FOR all of the nominees or your vote may be WITHHELD with respect to one or more of the nominees. For the other proposals, you may vote FOR, AGAINST or ABSTAIN. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

  ELECTION OF DIRECTORS

     The affirmative vote of a plurality of the shares cast at the meeting is required for the election of directors. A properly executed proxy marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

  RATIFICATION OF APPOINTMENT OF AUDITORS

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required to ratify the appointment of Grant Thornton LLP as independent auditors. Abstentions will not be voted and will have the effect of a vote against this proposal. Broker non-votes will not be counted in determining the number of shares necessary for approval and will have no effect on the outcome of this proposal.

  STOCKHOLDER PROPOSAL

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required to approve the stockholder proposal. Abstentions will not be voted and will have the effect of a vote against this proposal. Broker non-votes will not be counted in determining the number of shares necessary for approval and will have no effect on the outcome of this proposal. Approval of this proposal will not require that the requested action be taken, since the proposal is precatory.

ADJOURNMENT

     Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board determined that adjournment and additional solicitation was reasonable and in the best interest of stockholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to stockholders about the reasons for additional solicitation.

                           PROPOSALS OF STOCKHOLDERS

     Under the Company's bylaws, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 60 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting; provided, however, that if the date of the annual meeting has been advanced by more than 30 days from the date of the prior years annual meeting, then such notice must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the meeting. These regulations are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have stockholder proposal included in the Company's proxy statement.

     Stockholders interested in submitting a proposal for inclusion in the proxy material for the Annual Meeting of stockholders in 2004 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Company's Secretary no later than December 16, 2004.

                             AVAILABLE INFORMATION

     STOCKHOLDERS OF THE COMPANY WILL RECEIVE WITH THIS PROXY STATEMENT A COPY OF THE COMPANY ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. STOCKHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1891. STOCKHOLDERS MAY ALSO OBTAIN COPIES OF THE ANNUAL AND QUARTERLY REPORTS ON THE COMPANY'S WEBSITE AT WWW.BKFCAPITAL.COM.

     THE BOARD OF DIRECTORS HAS ADOPTED CORPORATE GOVERNANCE GUIDELINES, A CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CERTAIN OTHER PERSONNEL, AN AUDIT COMMITTEE CHARTER, A NOMINATING AND GOVERNANCE COMMITTEE CHARTER, AND A COMPENSATION COMMITTEE CHARTER. THESE DOCUMENTS MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO OR CALLING THE COMPANY AND ARE POSTED ON THE COMPANY'S WEBSITE.

                                          By Order of the Board of Directors

                                                   /s/ NORRIS NISSIM
                                          --------------------------------------
                                                      Norris Nissim
                                                        Secretary

New York, New York
April 15, 2004

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

                            BKF CAPITAL GROUP, INC.

I.  PURPOSE

     The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the accounting and financial reporting processes of the Company, including the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, any stock exchange and others, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence, (d) the audit of the Company's financial statements and (e) the performance of the Company's internal audit function and independent auditors.

     Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.  ORGANIZATION

     The Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements, subject to the cure periods permitted by the New York Stock Exchange. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Company's board determines in its business judgment.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Members of the Audit Committee may be removed at any time by action of the Board. The Audit Committee's chairperson shall be designated by the Board or, if it does not do so, the members of the Audit Committee shall elect a chairperson by a vote of the majority of the full Audit Committee. No Audit Committee member shall serve on the audit committees of more than three public companies without the determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Company's Audit Committee.

III.  MEETINGS

     The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management, the chief internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.  AUTHORITY AND RESPONSIBILITIES

     In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall (a) have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), (b) approve all audit engagement fees and terms and all non-audit engagements with the independent auditors and (c) perform such other duties and responsibilities set forth under the Securities

Exchange Act. The Audit Committee may consult with management and the internal audit group but shall not delegate these responsibilities.

     To fulfill its responsibilities, the Audit Committee shall:

     WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under
Section 13(a) of the Securities Exchange Act with respect to audit and non-audit services.

     3. Evaluate on an annual basis the performance of the independent auditors, including the lead audit partner, and present the conclusions of such evaluation to the Board. In making its evaluation, the Audit Committee should take into account the opinions of management and the Company's internal auditors.

     4. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors' independence.

     5. At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors' internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     6. Confirm that the "lead partner," the "concurring partner" and the other "audit partner" rotation requirements of Regulation S-X have been complied with. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.

     7. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

     8. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the independent auditors.

     WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS:

     9. Review and discuss with management, the internal audit group and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     10. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     11. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     12. Prepare the report required by the Securities and Exchange Commission to be included in the Company's periodic reports, annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

     WITH RESPECT TO QUARTERLY FINANCIAL STATEMENTS:

     13. Review and discuss with management, the internal audit group and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

     ANNUAL REVIEWS:

     14. Discuss with management and the independent auditors major issues regarding accounting principles used in the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles. Review and discuss analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under GAAP.

     15. Prior to the filing of any audited financial statements with the Securities and Exchange Commission, review with the independent auditors (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors and (iii) other material written communications between the independent auditors and management.

     PERIODIC REVIEWS:

     16. Periodically meet separately with each of management, the independent auditors and the internal audit group. At such meetings review (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

     17. Periodically review with the independent auditor any other audit problems or difficulties (including accounting adjustments that were noted or proposed by the independent auditor but passed by management (due to immateriality or otherwise)), communications between the audit engagement team and the independent auditor's national office regarding auditing or accounting issues and management or internal control letters issued, or proposed to be issued, by the auditor to the Company) and management's response to such letters.

     18. Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

     19. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal audit group. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

     20. Review and discuss with management, the internal audit group, the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in regulatory and accounting initiatives, standards or rules.

     DISCUSSIONS WITH MANAGEMENT:

     21. Review and discuss with management the Company's earnings press releases, including the use of non-GAAP financial measures (as defined in Regulation G), as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made).

     22. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     23. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

     WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

     24. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

     25. Review and approve the appointment and replacement of the Company's chief internal auditor.

     26. Review on an annual basis the performance of the internal audit group.

     27. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material control deficiencies.

     28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

     29. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control over financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

     30. Review with management and the independent auditors any reports or disclosure submitted by management to the Audit Committee as contemplated by the Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

     OTHER:

     31. Review and ratify or approve related-party transactions not covered by ordinary Company policies and procedures pertaining to employees and that have a value in excess of $10,000.

     32. Review and approve (a) any amendment to or waiver from the Company's code of ethics for the chief executive officer and senior financial officers and
(b) any public disclosure made regarding such change or waiver.

     33. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

     34. Review its own performance annually.

     35. Report regularly to the Board. Review with the full Board any issues that have arisen with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit group.

     36. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.  FORMER EMPLOYEES OF THE INDEPENDENT AUDITOR

     The Audit Committee shall be required to preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit engagement team within the preceding two fiscal years. The Audit Committee shall not approve the hiring of any individual for a financial reporting oversight role if such person is or was an employee of the independent auditor and was a member of the Company's audit engagement team within the preceding two fiscal years unless (A) (i) such individual is to be employed due to an emergency or unusual situation and (ii) the Audit Committee determines that the hiring of such individual is in the best interests of the Company's stockholders or (B) such individual becomes employed by the Company as a result of a business combination and the Audit Committee was made aware of such individual's prior relationship with the Company as a member of its audit engagement team.

VI.  RESOURCES

     The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall determine the extent of funding necessary for payment of (a) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any independent legal, accounting and other consultants retained to advise the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

March 2004

PROXY                                                                      PROXY

                            BKF CAPITAL GROUP, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

             FOR THE ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 2004

     J. Barton Goodwin, John A. Levin and Burton G. Malkiel, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of stockholders of BKF Capital Group, Inc. to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York on Thursday, May 13th at 8:30 a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

     Please indicate change of address here and mark the box on the other side.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

All capitalized terms used in this proxy shall have the same meanings assigned to them in the Proxy Statement.

(Continued and to be signed on reverse side.)
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.

             PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

Please mark your votes as indicated in this example [X]

The Board of Directors recommends that you vote FOR proposals 1 and 2 and AGAINST proposal 3.

1. To elect three directors;

              FOR all nominees                                    WITHHOLD
                listed below                                      AUTHORITY
              (except as marked                           to vote for all nominees
              to the contrary)                                  listed below
                     [ ]                                             [ ]

Nominees: 01 Anson M. Beard, Jr. 02 Peter J. Solomon 03 Dean J. Takahashi

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

                                                                 FOR   AGAINST   ABSTAIN
2.   To ratify the selection of Grant Thornton LLP as            [ ]     [ ]       [ ]
     independent auditors for the Company;
                                                                 FOR   AGAINST   ABSTAIN
3.   To approve a stockholder proposal relating to the           [ ]     [ ]       [ ]
     Company's stockholder rights plan; and
4.   To transact such other business as may properly come
     before the meeting.

Check here if you plan to attend the meeting. [ ]

Check here for address change. [ ]

Dated           , 2004

---------------------------------------------------------
Signature(s)

--------------------------------------------------------------------------------
FOLD AND DETACH HERE